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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 8, 2001

                             ---------------------

                              GENZYME CORPORATION

             (Exact name of registrant as specified in its charter)

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
         MASSACHUSETTS                       0-14680                        06-1047163
(State or other jurisdiction of     (Commission file number)       (IRS employer identification
incorporation or organization)                                                number)
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               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of Principal Executive Offices) (Zip Code)

              (Registrant's telephone number, including area code)
                                 (617)-252-7500

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ITEM 5.  OTHER EVENTS.

    On May 8, 2001, we announced that we had agreed to acquire Wyntek Diagnostics, Inc. ("Wyntek") for approximately $65 million in cash. We are filing this report to include (1) the audited financial statements of Wyntek as of December 31, 2000 and 1999 and for each of the two years in the period ended December 31, 2000, including the independent accountants' report dated
January 31, 2001 and (2) the unaudited financial statements of Wyntek as of and for the three months ended March 31, 2001 and 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits:

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

23 Consent of McKay, Carne, Buniva & Lazarus LLP. Filed herewith.

99.1     The audited financial statements of Wyntek as of
         December 31, 2000 and 1999 and for each of the two years in the period ended December 31, 2000, including the independent accountants' report dated January 31, 2001, and the unaudited financial statements of Wyntek as of and for the three months ended March 31, 2001 and 2000. Filed herewith.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       GENZYME CORPORATION

Dated: May 18, 2001                                    By:             /s/ MICHAEL S. WYZGA
                                                            -----------------------------------------
                                                                         Michael S. Wyzga
                                                               SENIOR VICE PRESIDENT FINANCE, CHIEF
                                                             FINANCIAL OFFICER, CORPORATE CONTROLLER
                                                                   AND CHIEF ACCOUNTING OFFICER
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